EXHIBIT 10(B)(4)

                         TRANSAMERICA INDEX FUNDS, INC.
                     FOR THE PERIOD ENDING DECEMBER 31, 2003
                            FORM N-CSR CERTIFICATION

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Transamerica Index Funds, Inc. (the "Fund") on Form N-CSR for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), each of the undersigned hereby certifies that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.




     /s/ Brian C. Scott                                 Date: March 4, 2004
     ------------------
     Brian C. Scott
     Director, President and
     Chief Executive Officer


     /s/ Kim D. Day                                     Date: March 4, 2004
     --------------
     Kim D. Day
     Vice President, Treasurer and
     Principal Financial Officer


     /s/ John K. Carter                                 Date: March 4, 2004
     ------------------
     John K. Carter
     Senior Vice President, Secretary
     and General Counsel


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.